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                            EXHIBIT 21

AMRESCO, INC.                                      Delaware
AMRESCO 1994-N2, INC.                              Texas
AMRESCO ADVISORS, INC.                             Georgia
AMRESCO ASSET MANAGEMENT, INC.                     Texas
AMRESCO ASSET MARKETING ADVISORS, INC.             Texas
AMRESCO ATLANTA INDUSTRIAL, INC.                   Delaware
AMRESCO CANADA INC.                                Alberta
AMRESCO CAPITAL CORPORATION                        Texas
AMRESCO EQUITIES CANADA, INC.                      Alberta
AMRESCO FINANCIAL I, INC.                          Delaware
AMRESCO FINANCIAL I, L.P.                          Delaware
AMRESCO FUNDING CORPORATION                        Delaware
AMRESCO-INSTITUTIONAL, INC.                        Delaware
AMRESCO JERSEY VENTURES LIMITED                    UK
AMRESCO MBS-I, INC.                                Delaware
AMRESCO MBS-II, INC.                               Delaware
AMRESCO MANAGEMENT, INC.                           Texas
AMRESCO MORTGAGE CAPITAL, INC.                     Delaware
AMRESCO NEW ENGLAND, INC.                          Delaware
AMRESCO NEW ENGLAND, L.P.                          Delaware
AMRESCO NEW ENGLAND II, INC.                       Delaware
AMRESCO NEW ENGLAND II, L.P.                       Delaware
AMRESCO NEW HAMPSHIRE, INC.                        Delaware
AMRESCO NEW HAMPSHIRE, L.P.                        Delaware
AMRESCO OVERSEAS, INC.                             Delaware
AMRESCO PRINCIPAL MANAGERS I, INC.                 Delaware
AMRESCO PRINCIPAL MANAGERS II, INC.                Delaware
AMRESCO REALTY ADVISORS, INC.                      Texas
AMRESCO RESIDENTIAL CREDIT CORPORATION             Delaware
AMRESCO RESIDENTIAL MORTGAGE CORPORATION           Delaware
AMRESCO RESIDENTIAL SECURITIES CORPORATION         Delaware
AMRESCO RHODE ISLAND, INC.                         Delaware
AMRESCO SERVICES CANADA, INC.                      Alberta
AMRESCO UK HOLDINGS LIMITED                        UK
AMRESCO UK LTD.                                    UK
AMRESCO UK VENTURES LIMITED                        UK
AMRESCO VENTURES, INC.                             Delaware
ANH, INC.                                          Georgia
ASI HOLDINGS, INC.                                 Texas
ASSET MANAGEMENT RESOLUTION COMPANY                Delaware
BCS ASSET MANAGEMENT CORPORATION                   Delaware
BCS MANAGEMENT CORP. I                             Delaware
BEI 1992-N1, INC.                                  Texas
BEI 1993-N3, INC.                                  Texas
BEI 1994-N1, INC.                                  Texas
BEI ASSET MANAGERS, INC.                           Texas
BEI GOLEMBE FINANCIAL, INC.                        Georgia
BEI INSTITUTIONAL MANAGEMENT, INC.                 Georgia
BEI MULTI-POOL, INC.                               Texas
BEI PORTFOLIO INVESTMENTS, INC.                    Texas


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BEI PORTFOLIO MANAGERS, INC.                       Texas
BEI REAL ESTATE SERVICES, INC.                     Georgia
BEI REAL ESTATE SERVICES OF CALIFORNIA, INC.       California
BEI REAL ESTATE SERVICES OF COLORADO, INC.         Colorado
BEI SANJAC, INC.                                  Texas
BEI SOUTHWEST, INC.                                Georgia
BEI VENTURES, INC.                                 Florida
ENTERCHANGE, INC.                                  Georgia
ENTERCHANGE GREAT LAKES, INC.                      Georgia
ENTERCHANGE MIDWEST, INC.                          Georgia
ENTERCHANGE NEW JERSEY, INC.                       Georgia
ENTERCHANGE SOUTHERN CALIFORNIA, INC.              Georgia
GRANITE EQUITIES, INC.                             Delaware
HOLLIDAY FENOGLIO, INC.                            Delaware
LIFETIME HOMES OF NEW JERSEY, INC.                 New Jersey
LIFETIME HOMES OF SOUTH CAROLINA, INC.             So. Carolina
LIFETIME INVESTMENTS OF NEW JERSEY, INC.           New Jersey
NORTHSTAR MANAGEMENT CORPORATION                   Delaware
OAK CLIFF FINANCIAL, INC.                          Delaware
OLD MILL HOUSE LIMITED                             UK
PRESTON HOLLOW ASSET HOLDINGS, INC.                Dalaware
SPINNAKER REALTY CORPORATION                       Florida
V.N.J. CORPORATION                                 Colorado
WHITEROCK INVESTMENTS, INC.                        Delaware